UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace the mistakenly filed Form 8-K.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2005

CARVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 6 AND ITEM 8. NOT APPLICABLE.

ITEM 7.01	REGULATION FD DISCLOSURE.

On September 13, 2005, Carver Bancorp, Inc. (the “Company”), held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, a presentation which included a review of the financial and operating results of the Company was made. This presentation is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)	Exhibits.
The following Exhibits are filed as part of this report:

Exhibit 99.1    Presentation made to stockholders of Carver Bancorp, Inc. at its Annual Meeting of Stockholders on September 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

By:	/s/ Deborah C. Wright
Name:	Deborah C. Wright
Title:	Chairman, President and Chief Executive Officer

Dated: September 13, 2005

EXHIBIT INDEX
Exhibit Number	Description
99.1	Presentation made to stockholders of Carver Bancorp, Inc. at its Annual Meeting of Stockholders on September 13, 2005.